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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 7, 1995 appearing on page 12 of T Cell Sciences, Inc.'s Form 10-K for the year ended December 31, 1994. We also consent to the references to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP


Boston, Massachusetts
November 6, 1995